Exhibit 99.1

MP Materials Announces Transformational Public-Private Partnership with the Department of Defense to Accelerate U.S. Rare Earth Magnet Independence

Multibillion-Dollar DoD Commitment to MP Materials to Catalyze Domestic Production; DoD Positioned to Become Company’s Largest Shareholder

Building on MP’s Existing Capabilities at Mountain Pass and Magnetics Operations in Texas, Company to Rapidly Construct ”10X” Magnet Manufacturing Facility to Reduce Foreign Dependency

10-year NdPr Price Floor Commitment and 10-year Magnet Offtake Agreement Positions MP as a National Champion with a Durable and Scalable Economic Platform

Company to Host Investor Conference Call Today at 8:30 a.m. Eastern Time

LAS VEGAS—MP Materials Corp. (NYSE: MP) (“MP Materials” or the “Company”) today announced it has entered into a transformational public-private partnership with the United States Department of Defense (“DoD”) to dramatically accelerate the build-out of an end-to-end U.S. rare earth magnet supply chain and reduce foreign dependency.

With a multibillion-dollar package of investments and long-term commitments from DoD, MP Materials will construct the Company’s second domestic magnet manufacturing facility (the “10X Facility”) at a soon-to-be-chosen location to serve both defense and commercial customers. Once the new facility is completed, expected to begin commissioning in 2028, MP Materials’ total U.S. rare earth magnet manufacturing capacity will reach an estimated 10,000 metric tons.

The Company also expects to add additional heavy rare earth separation capabilities at its Mountain Pass, California, facility, solidifying its status as a national strategic asset where high-purity rare earth materials are extracted, separated and refined all in one location.

“This initiative marks a decisive action by the Trump administration to accelerate American supply chain independence,” said James Litinsky, Founder, Chairman, and CEO of MP Materials. “We are proud to enter into this transformational public-private partnership and are deeply grateful to President Trump, our partners at the Pentagon, and our employees, customers and stakeholders for their unwavering support and dedication.”

Rare earth magnets are one of the most strategically important components in advanced technology systems spanning defense and commercial applications. Yet today, the U.S. relies almost entirely on foreign sources. This strategic partnership builds on MP Materials’ operational foundation to catalyze domestic production, strengthen industrial resilience, and secure critical supply chains for high-growth industries and future dual use applications.

The agreements comprise a comprehensive, long-term package – including convertible preferred equity, warrants, loans, and price floor and offtake commitments – that extend for more than a decade.

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DoD has entered into a 10-year agreement establishing a price floor commitment of $110 per kilogram for MP Materials’ NdPr products stockpiled or sold, reducing vulnerability to non-market forces and ensuring stable and predictable cash flow with shared upside.

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For a period of 10 years following the construction of the 10X Facility, DoD has agreed to ensure that 100% of the magnets produced at the 10X Facility will be purchased by defense and commercial customers with shared upside.

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The Company has obtained a commitment letter from JPMorgan Chase Funding Inc. and Goldman Sachs Bank USA to provide $1.0 billion of financing for the costs of constructing and developing the 10X Facility, subject to customary terms and conditions set forth therein. In addition, within 30 days, the Company expects to receive the proceeds of a $150 million loan from DoD in connection with its plan to expand its heavy rare earth separation capabilities at Mountain Pass.

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As part of the agreement, DoD agreed to purchase $400 million of a newly-created series of the Company’s preferred stock convertible into shares of the Company’s common stock, and a warrant permitting DoD to purchase additional shares of the Company’s common stock. The initial conversion price and exercise price are $30.03 per share of common stock. The purchase is scheduled to close on July 11, 2025. The Company intends to use the proceeds of this investment to expand its existing rare earths separation and processing capabilities, as well as its magnet production capacity.

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As a result of the strategic investment, DoD is positioned to become the Company’s largest shareholder. On an as-converted and as-exercised basis, the convertible preferred stock and the warrant represent, in the aggregate, 15% of the Company’s issued and outstanding shares of common stock as of July 9, 2025, without giving effect to the issuance of such shares.

MP Materials currently operates the world’s second-largest rare earth mine in Mountain Pass, California, where it extracts, refines, and separates rare earth materials. The Company is commissioning a magnetics facility in Texas, known as Independence, which anchors its downstream capabilities.

Skadden, Arps, Slate, Meagher & Flom LLP and Crowell & Moring LLP acted as legal advisors, and J.P. Morgan Securities LLC acted as exclusive financial advisor to MP Materials.

Investor Conference Call and Additional Information

For additional details regarding the agreements being entered into between MP Materials and DoD, please refer to the investor presentation available on MP Materials’ investor relations page https://investors.mpmaterials.com and other documents that will be filed with the U.S. Securities and Exchange Commission (the “SEC”).

MP Materials will hold an investor conference call on July 10, 2025, at 8:30 a.m. Eastern Time. The conference call will be accessible through a live webcast via MP Materials’ investor relations page https://investors.mpmaterials.com. The call can also be accessed in listen-only mode by dialing 1-646-876-9923 and using the meeting ID: 96410701710 and passcode: 978482.

A replay of the call will also be available on MP Materials’ investor relations page.

About

MP Materials (NYSE: MP) is America’s only fully integrated rare earth producer with capabilities spanning the entire supply chain—from mining and processing to advanced metallization and magnet manufacturing. We extract and refine materials from one of the world’s richest rare earth deposits in California and manufacture the world’s strongest and most efficient permanent magnets. Our products enable innovation across critical sectors of the modern economy, including transportation, energy, robotics, defense, and aerospace. More information is available at https://mpmaterials.com/.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. MP Materials Corp. (the “Company,” “we,” “us” and “our”) intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of the words such as “estimate,” “plan,” “shall,” “may,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “will,” “target,” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the forward-looking aspects of the transactions described in this press release (the “Transactions”), including the intended use of proceeds of the Transactions, the timing and consummation of future phases of the Transactions, the Company’s and the DoD’s future obligations related to the Transactions, and the expected impact of the Transactions on the Company’s business and the broader industry; the availability of government appropriations, funding and support for the Transactions; the availability of additional or replacement funding for our development projects and operations; the financial, tax and accounting assessment and treatment of the various obligations and commitments under the Transaction Documents; our engagement with industry and the government and outcomes related to this engagement; the price and market for rare earth materials, the continued demand for rare earth materials and the market for rare earth materials generally; future demand for magnets; estimates and forecasts of the Company’s results of operations and other financial and performance metrics, including NdPr oxide production and shipments and expected NdPr oxide production and shipments; and the Company’s mining and magnet projects, including the Company’s ability to expand its heavy rare earth separation capabilities, as well as the fact that the Company’s obligation to undertake such expansion is conditioned upon the extension of the $150 million loan by the DOD to expand heavy rare earth separation capabilities in accordance with the Transaction Agreement, and to develop the 10X Facility and to achieve run rate production of separated rare earth materials and production of commercial metal and magnets. Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the Company’s future financial results and business.

These forward-looking statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, risks related to the timing and achievement of expected business milestones, including with respect to the construction of the 10X Facility and the extension of the $150 million loan by the DOD to expand heavy rare earth separation capabilities; the availability of appropriations from the legislative branch of the federal government and the ability of the DoD to obtain funding and support for the Transactions; the determination by the legislative, judicial or executive branches of the federal government that any aspect of the Transactions was unauthorized, void or voidable; our ability to obtain additional or replacement financing, as needed; our ability to effectively assess, determine and monitor the financial, tax and accounting treatment of the Transactions, together with our and the Department of Defense’s obligations thereunder; challenges associated with identifying alternate sales channels and customers for the highly-specialized products contemplated by the Transactions should the partnership be altered or terminated; our ability to effectively use the proceeds and utilize the other anticipated benefits of the Transactions as contemplated thereby; our ability to effectively comply with the broader legal and regulatory requirements and heightened scrutiny associated with government partnerships and contracts; limitations on the Company’s ability to transact with non-U.S. customers; changes in trade and other policies and priorities in U.S. and foreign governments, including with respect to tariffs; fluctuations, variability and uncertainty in demand and pricing in the market for rare earth products, including magnets; volatility in the price of our common stock; and those risk factors discussed in the Company’s filings with the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed by the Company with the Securities and Exchange Commission.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing our assessment as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Media:

media@mpmaterials.com

Investors:

ir@mpmaterials.com

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